UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Senior Vice President & Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Dianna P. Wengler, Vice President & Assistant Secretary

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Mayer Brown LLP

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2014

LETTER TO

SHAREHOLDERS

June 19, 2014

Dear Shareholders:

The Current Municipal Market Environment and Your Fund:

As has been customary in recent years, we preface our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced strong performance during the first four months of 2014 as AAA-rated, tax-free interest rates declined by 47 basis points on 10-year maturities and by 70 basis points on 30-year maturities, according to Municipal Market Data. The result of this decline in tax-free interest rates was an increase in the principal value of tax-free municipal bonds, including the bonds in the DTF Fund’s portfolio. Several factors have contributed to the decline in rates so far this year:

•	declining U.S. Treasury Bond yields driven by economic uncertainty and global tensions
•	reversal of flows into open-end municipal bond mutual funds after record outflows in 2013
•	substantial decline in the issuance of municipal bonds

Aided by these strong technical conditions, the municipal market produced a solid 3.32% return for the first quarter of 2014 as measured by the Barclays Municipal Bond Index, the best start to a year since 2009 and the second best start since 1993.

According to the Investment Company Institute (“ICI”), open-end municipal bond mutual funds have experienced over $4.5 billion of net inflows through the first four months of 2014, following $68 billion of outflows from March 2013 through December 2013. Riskier high yield municipal funds have been the beneficiary of much of this year’s inflows, as investor appetite for higher yields, in a declining interest rate environment, is quite strong. In addition to buyers of mutual funds, the market is experiencing strong demand for municipal bonds from other buyers such as retail investors buying individual bonds, separately managed accounts, and banks and insurance companies.

Issuance of new municipal bonds is lower by 27% through the first four months of the year compared to the same time period in 2013. This lower issuance has been driven by, among other things, fiscal austerity on the part of municipalities, lower levels of refunding deals (after experiencing elevated levels of refundings in 2011- 2013), and a higher percentage of issuers borrowing directly from banks (thus bypassing the public debt markets). In fact, direct lending to municipalities exceeded $40 billion in 2013, which was close to 15% of the market’s municipal bond issuance for the year. This meaningful reduction in the issuance of municipal bonds, combined with a reversal in fund flows, has improved the balance of supply and demand, thereby helping bond prices to rise.

Detroit and Puerto Rico remain two prominent areas of concern in the market. While Detroit is slowly reaching tentative agreements with many of its creditors (including bondholders and pensioners) as it attempts to emerge from bankruptcy, Puerto Rico continues to struggle with the structural challenges of a very weak economy, severely underfunded pensions and an enormous debt load. While these two issuers will likely remain headline news for the municipal bond market, we continue to believe the broader credit profile of the market remains sound, as state revenues have largely returned to pre-recession levels and the economy continues to recover.

Outside of the uncertainties about Detroit and Puerto Rico, pension shortfalls are an area of concern. Pension problems have a variety of causes, but are generally the result of years of failing to make required annual payments into pension funds, increasing pension benefits in lieu of salary increases, and investment returns falling short of assumptions. In Illinois, where the state pension plan is only approximately 40% funded, and in other states and municipalities with significantly underfunded pensions, the credit rating agencies have continued to exert downward rating pressure, believing that this issue could have long-term negative financial implications. Pension reform has been a difficult issue to address, given the political realities, legal challenges, and huge funding gaps that need to be filled. While this remains a difficult issue to address, most states have at least implemented some form of pension reform to tackle this growing credit concern, but much more action is clearly needed.

In managing the DTF Fund, we continue to emphasize an investment strategy of owning high quality revenue bonds in the market’s traditionally safer sectors, especially as the yield premium between higher quality and lower quality bonds has narrowed sizably over the past six months. We continue to maintain a high allocation to revenue-backed bonds because they generally provide predictable revenue streams with a sound legal protective framework for investors. As of April 30, 2014, the Fund had a 74% allocation to revenue-backed bonds, with general obligation and pre-refunded bonds representing 14% and 11% respectively. Within the revenue-backed bond allocation, the DTF Fund is well diversified across multiple sectors, with transportation, education, and water & sewer bonds representing our largest exposures. With respect to the DTF Fund’s general obligation holdings, a large percentage of this allocation is focused on state-backed general obligations. The DTF Fund’s emphasis on high quality bonds is evident in the fact that over 55% of our portfolio holdings are rated “AA” or higher. Additionally, the DTF Fund is well diversified geographically, with exposure to 30 states and Washington, D.C. As of April 30, 2014, the Fund owned a small position (approximately 0.25% market value of the Fund) of bonds issued from Detroit. The bonds are payable from the City’s share of distributable state aid which is derived from its share of a statewide sales tax. As of the time of this letter, these bonds have continued to make all required payments to bondholders and are rated Aa3 by Moody’s Investors Service, Inc. and AA by Standard and Poor’s Financial Services LLC. The DTF Fund does not own any bonds issued from Puerto Rico due to our concerns surrounding the island’s weak economy and persistent credit problems. We continue to be invested along the entire yield curve in order to moderate the portfolio’s exposure to potential changes in interest rates or in the shape of the yield curve that could result from future Federal Reserve actions or changing investor sentiment.

Outlook: Lower issuance of municipal bonds, the generally improving fiscal conditions for many states, cities and towns, and the increasing attractiveness of after-tax yields have all contributed to the municipal bond market’s best start to a year since 2009. With supply currently expected to remain manageable throughout the year, performance in the coming months will likely be predicated on the demand for municipal bonds and the tax-exempt income they generate. Of course, the market will continue to keep an eye on the economy, the Federal Reserve’s direction of monetary policy, and the effects each will have on overall interest rates. With AAA-rated, taxable equivalent yields near 6.2% for bonds with 30-year maturities and almost 3.9% for 10-year maturities (based on the highest 39.6% federal income tax bracket and the 3.8% Medicare tax), we expect investor demand for municipal bonds to continue, even if municipal interest rates begin to rise.

Fund Performance:

The following table compares the DTF Fund’s total return to its Lipper peer group and the Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2014
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	10.6%	-3.8%	7.0%	9.3%	6.0%
Net Asset Value[3]	6.8%	-0.2%	7.2%	7.0%	4.9%
Lipper Peer Group Average Return Market Value[4]	10.1%	-5.1%	8.9%	10.4%	6.7%
Net Asset Value[4]	9.3%	-0.8%	10.7%	10.5%	6.2%
Barclays Municipal Bond Index[5]	4.1%	0.5%	5.6%	5.5%	4.8%

1. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

3. Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (detailed on page 12 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

4. General Municipal Debt Funds (Leveraged) peer group average return. The peer group consists of closed-end funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. Source: Lipper Inc.

5. The index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Barclays.

As of April 30, 2014, the DTF Fund was paying an $0.84 per share annualized dividend and had a closing price of $15.20 per share. The DTF Fund has maintained its $0.07 per share monthly dividend since January 2012, despite generational low yields available in the tax-exempt bond market for extended periods during the past few years. During much of this period, common shareholders have benefited from a steep municipal yield curve that allowed the DTF Fund to enjoy a low cost of leverage while re-investing the proceeds of this leverage into higher yielding bonds. However, the DTF Fund’s cost of leverage has recently increased. In August 2013, the DTF Fund issued $65 million of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) and used the proceeds to redeem 100% of its outstanding shares of Remarketed Preferred (“RP”) stock. The VMTP Shares pay dividends at a variable rate that is set weekly at a fixed spread to the Securities Industry Financial Markets Association (“SIFMA”) Municipal Swap Index and will be mandatorily redeemable in 2018. The cost of the VMTP Shares is higher than the cost of the RP shares that were redeemed. Therefore, future dividend increases may be more difficult to implement and the dividend rate could even decrease if leverage costs move higher.

Ms. Nancy Lampton, Director and Vice Chairperson of the Board, has retired from the Board, effective upon the conclusion of the annual meeting of shareholders. Ms. Lampton served on the Board since 2005. The DTF Fund has benefited from her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power. The professional experience and expertise she brought to bear was enhanced by personal integrity and dedication to shareholder interests. At the Board’s meeting on February 18, 2014, the Board expressed its gratitude for her years of service. Fund management echoes that sentiment and wishes her well in her new endeavors.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2014

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
LONG-TERM INVESTMENTS—143.8%
	Arizona—4.3%
$2,000	Arizona St. Trans. Brd. Hwy. Rev.,
	5.00%, 7/1/30, Ser. B	$2,258,980
500	Northern Arizona University Rev. Ref.,
	5.00%, 6/1/40	539,425
1,000	Northern Arizona University Speed Rev. Stimulus Plan Econ. Edl. Dev.,
	5.00%, 8/1/38	1,075,040
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
	5.00%, 1/1/38, Ser. A	2,184,580

		6,058,025

	California—19.7%
2,000	Bay Area Toll Auth. Rev.,
	5.125%, 4/1/39, Ser. F-1	2,231,060
500	California St. Gen. Oblig.,
	5.50%, 3/1/26	578,470
1,000	California St. Gen. Oblig.,
	6.00%, 4/1/38	1,175,730
500	California St. Gen. Oblig.,
	5.50%, 3/1/40	567,015
2,000	California St. Pub. Wks. Brd. Lease Rev. Dept. of Corrections and Rehab.,
	5.250%, 9/1/29, Ser. F	2,278,320
2,000	California Statewide Communities Dev. Auth. Rev.,
	5.75%, 7/1/47, FGIC	2,262,180
545	Fresno Swr. Rev.,
	6.25%, 9/1/14, Ser. A-1, AMBAC	555,366
3,000	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	2,467,590
500	Imperial Irrigation Dist. Elec. Sys. Rev.,
	5.00%, 11/1/36, Ser. B	532,800
1,000	Manteca Wtr. Ref. Rev.,
	5.00%, 7/1/33	1,087,940
2,500	Riverside Cnty. Sngl. Fam. Rev.,
	7.80%, 5/1/21, Ser. A, Escrowed to maturity (b)	3,421,300
500	Sacramento Area Flood Control Agency Consol. Capital Assessment Dist. Bonds,
	5.00%, 10/1/37	537,135
$7,840	San Bernardino Cnty. Res. Mtge. Rev.,
	9.60%, 9/1/15, Escrowed to maturity (b)	$8,822,901
1,040	Saratoga Unified Sch. Dist. Gen. Oblig., Zero Coupon, 9/1/20, Ser. A, NRE	907,618

		27,425,425

	Colorado—0.8%
1,000	Eagle River Wtr. & Sanitation Dist. Enterprise Wastewater Rev.,
	5.00%, 12/1/42	1,073,540

	Connecticut—3.2%
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/25, Ser. C, RAD	1,007,050
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/32, Ser. A	737,863
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
	5.00%, 7/1/41, Ser. A	1,037,110
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev. Yale-New Haven Hospital,
	5.00%, 7/1/48, Ser. N	586,619
1,000	South Central Connecticut Reg. Wtr. Auth. Rev.,
	5.00%, 8/1/41, Ser. 26	1,072,770

		4,441,412

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev.,
	5.00%, 12/1/31, Ser. A	1,128,090
1,000	Metropolitan Washington D.C. Airport Auth. Rev.,
	5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,127,630

		2,255,720

	Florida—12.6%
1,500	Broward Cnty. Port Fac. Rev.,
	6.00%, 9/1/23, Ser. A	1,714,980
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev.,
	6.00%, 8/15/36	1,103,780

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	Florida St. Brd. of Ed. Cap. Outlay,
	5.00%, 6/1/41, Ser. F	$2,173,700
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev.,
	5.00%, 5/1/33, Ser. A	2,583,989
70	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G, Prerefunded 11/15/16 @ $100 (b)	78,200
1,930	Highlands Cnty. Hlth. Fac. Auth. Rev.,
	5.125%, 11/15/32, Ser. G	2,073,187
1,975	JEA Wtr. & Swr. Rev.,
	4.25%, 10/1/41, Ser. A	1,995,481
250	Miami-Dade Cnty. Aviation Rev.,
	5.00%, 10/1/32, Ser. A	265,145
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev.,
	5.00%, 7/1/35, Ser. A	2,148,980
1,000	Reedy Creek Impvt. Dist.,
	5.00%, 6/1/38, Ser. A	1,079,800
2,000	Seminole Cnty. Sales Tax Rev.,
	5.25%, 10/1/31, Ser. B, NRE	2,375,440

		17,592,682

	Georgia—6.1%
500	City of Atlanta Arpt. Passenger Fac. Charge and Sub. Lien Gen. Rev. Ref.,
	5.00%, 1/1/32, Ser. A	555,845
2,000	Fulton Cnty. Sch. Dist. Gen. Oblig.,
	5.375%, 1/1/16	2,166,440
3,195	Georgia Mun. Elec. Auth. Pwr. Rev.,
	6.50%, 1/1/20, Ser. X, AMBAC	3,654,729
2,000	Metro. Atlanta Rapid Tran. Auth. Rev.,
	5.00%, 7/1/39, Ser. 3	2,175,000

		8,552,014

	Illinois—9.1%
500	Chicago Multi-Family Hsg. Rev.,
	4.90%, 3/20/44, FHA	501,085
1,000	Chicago O’Hare Intl. Arpt. Rev.
	Customer Fac. Charge,
	5.125%, 1/1/30, Senior Lien, AGM	1,093,170
500	Chicago Wastewater Transmission Rev.,
	4.00%, 1/1/42, 2nd Lien	445,390
$2,000	Chicago Wastewater Transmission Rev.,
	5.00%, 1/1/42, 2nd Lien	$2,058,900
1,000	Illinois Fin. Auth. Ed. Rev.,
	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100 (b)	1,153,380
1,000	Illinois Fin. Auth. Rev.,
	6.00%, 8/15/38, Ser. A	1,064,640
200	Illinois Fin. Auth. Rev. Northwestern Memorial HealthCare,
	5.00%, 8/15/37	212,244
2,000	Illinois St. Gen. Oblig.,
	5.50%, 1/1/29	2,313,460
1,500	Illinois St. Toll Hwy. Auth. Rev.,
	5.50%, 1/1/33, Ser. B	1,667,370
1,000	Railsplitter Tobacco Settlement Auth. Rev.,
	6.00%, 6/1/28	1,160,420
1,000	Univ. of Illinois Aux. Facs. Sys. Rev.,
	5.00%, 4/1/34, Ser. A	1,089,740

		12,759,799

	Indiana—3.1%
820	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A, Econ Defeased to Call 5/1/14 @ $100 (b)	820,131
180	Indiana Fin. Auth. Hospital Rev.,
	5.875%, 5/1/29, Ser. A	180,302
1,000	Indiana St. Fin. Auth. Rev. Revolving Fund,
	5.00%, 2/1/31, Ser. B	1,116,850
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev.,
	5.00%, 2/1/38, Ser. A	2,200,620

		4,317,903

	Louisiana—5.1%
1,000	Louisiana St. Gasoline & Fuels Tax Rev.,
	5.00%, 5/1/41, Ser. A, NRE	1,066,350
1,250	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/30, Ser. A	1,367,188
500	Louisiana Stadium & Exposition Dist.,
	5.00%, 7/1/36, Ser. A	527,425
250	Louisiana St. Tran. Auth. Ref. Rev.,
	5.00%, 8/15/38, Ser. A	275,137

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$500	Board of Commissioners of The Port of New Orleans Port Fac. Ref. Rev.,
	5.00%, 4/1/33, Ser. B	$513,740
1,100	Regional Tran. Auth. Louisiana Sales Tax Rev.,
	5.00%, 12/1/30, AGM	1,194,930
1,000	Terrebonne Levee & Consv. Dist. Pub. Impvt. Sales Tax Rev.,
	5.00%, 7/1/38, Ser. A	1,074,490
1,000	Terrebonne Parish Waterworks Consol. Dist. No. 1,
	5.00%, 11/1/37, Ser. A	1,057,440

		7,076,700

	Maine—2.0%
1,000	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/33, Ser. A	1,070,520
500	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev.,
	5.00%, 7/1/43	517,065
610	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/31	643,934
540	City of Portland, General Arpt. Rev.,
	5.00%, 7/1/32	567,945

		2,799,464

	Maryland—1.6%
2,000	Maryland St. Trans. Auth. Rev.,
	5.00%, 7/1/37, AGM	2,197,740

	Massachusetts—6.4%
3,000	Massachusetts Bay Trans. Auth. Rev.,
	5.50%, 7/1/29, Ser. B, NRE	3,749,820
2,000	Massachusetts St. College Bldg. Auth. Rev.,
	5.00%, 5/1/40, Ser. B	2,231,320
1,500	Massachusetts St. Dev. Fin. Agcy. Solid Waste Disp. Rev.,
	5.00%, 2/1/36, Prerefunded 8/1/16 @ $100 (b)	1,648,800
1,000	Massachusetts St. Gen. Oblig.,
	5.50%, 8/1/30, Ser. A, AMBAC	1,270,610

		8,900,550

	Michigan—1.3%
500	Detroit Gen. Oblig.,
	5.25%, 11/1/35 (c)	514,125
$1,000	City of Holland Elec. Util. Sys. Rev.,
	5.00%, 7/1/39, Ser. A	$1,083,780
225	City of Royal Oak Hosp. Fin. Auth. Hosp. Rev. Ref. Bonds,
	5.00%, 9/1/39, Ser. D	236,405

		1,834,310

	Nebraska—3.4%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev.,
	5.00%, 1/1/34, Ser. A	547,575
2,000	Omaha Gen. Oblig.,
	5.25%, 4/1/27	2,531,220
1,525	Omaha Pub. Pwr. Dist. Elec. Rev.,
	6.20%, 2/1/17, Ser. B, Escrowed to maturity (b)	1,670,699

		4,749,494

	Nevada —3.1%
2,165	Clark Cnty. Gen. Oblig.,
	5.00%, 11/1/22, AMBAC	2,305,768
2,000	Nevada St. Gen. Oblig.,
	5.00%, 12/1/24, Ser. F, AGM	2,088,020

		4,393,788

	New Jersey—4.1%
2,000	New Jersey St. Gen. Oblig.,
	5.25%, 7/1/17, Ser. H	2,282,700
1,000	New Jersey St. Tpk. Auth. Rev.,
	5.00%, 1/1/36, Ser. H	1,056,110
2,000	New Jersey Trans. Trust Fund Auth. Rev.,
	5.25%, 12/15/22, Ser. A	2,387,820

		5,726,630

	New York—9.1%
1,000	Albany Industrial Dev. Agy. Rev.,
	5.00%, 4/1/32, Ser. A	940,170
700	Long Island Pwr. Auth. Elec. Sys. Rev.,
	5.00%, 9/1/42, Ser. A	739,004
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
	5.00%, 6/15/34, Ser. DD	1,110,490
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.375%, 6/15/43, Ser. EE	1,134,110
1,000	New York City Mun. Wtr. Fin. Auth. Rev.,
	5.50%, 6/15/43, Ser. EE	1,152,420

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$1,500	New York St. Dorm. Auth. Rev.,
	7.25%, 10/1/28, Ser. C	$1,834,860
2,000	New York St. Dorm. Auth. St. Personal Inc. Tax Rev.,
	5.00%, 3/15/30, Ser. F Prerefunded 3/15/15@ $100 (b)	2,084,820
1,000	New York St. Thruway Auth. Rev.,
	5.00%, 1/1/36, Ser. J	1,087,850
450	New York St. Thruway Auth. Rev.,
	5.00%, 1/1/37, Ser. I	485,303
900	The Port Auth. of New York and New Jersey Cons. Bonds,
	5.00%, 6/1/33, Ser. 179	1,019,295
500	Triborough Bridge & Tunnel Auth. Subordinate Rev.,
	5.00% 11/15/30, Ser. A	567,650
400	Utility Debt Securitization Auth. Restructuring Rev.,
	5.00%, 12/15/31, Ser. TE	460,300

		12,616,272

	Ohio—4.7%
750	Deerfield Twp. Tax Increment Rev.,
	5.00%, 12/1/25	775,305
1,000	Hamilton Elec. Sys. Rev.,
	4.60%, 10/15/20, Ser. A, AGM	1,067,130
500	Ohio St. Gen. Oblig.,
	5.00%, 9/1/30, Ser. A	555,465
1,040	Ohio St. Tpk. Comm. Tpk. Rev.,
	5.00%, 2/15/31, Ser. A	1,129,606
2,445	Ohio St. Wtr. Dev. Auth. Rev.,
	5.50%, 6/1/20, Ser. B, AGM	2,985,932

		6,513,438

	Pennsylvania—10.2%
2,000	Delaware Cnty. Auth. Rev.,
	5.00%, 6/1/21, Ser. A Prerefunded 6/1/15 @ $100 (b)	2,101,700
2,000	Delaware River Port Auth. Rev.,
	5.00%, 1/1/34	2,192,600
480	East Stroudsburg Area Sch. Dist.,
	7.750%, 9/1/27, Ser.A Prerefunded 9/1/17 @ $100 (b)	590,064
520	East Stroudsburg Area Sch. Dist.,
	7.750%, 9/1/27, NRE	622,783
$1,000	Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev.,
	4.625%, 12/1/18, Ser. F, AMBAC	$1,028,880
2,000	Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
	5.00%, 6/15/28, Ser. AL	2,229,980
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
	5.00%, 12/1/23, Ser. A-2, AGT	1,140,350
1,000	Pennsylvania St. Tpk. Comm. Turnpike Rev.,
	5.00%, 12/1/31, Ser. A	1,095,620
1,000	Pennsylvania St. Tpk. Comm. Turnpike Sub. Rev.,
	5.00%, 12/1/43, Ser. A-1	1,043,210
2,000	Philadelphia Wtr. & Wastewater Rev.,
	5.00%, 1/1/41, Ser. A	2,108,780

		14,153,967

	Rhode Island—2.8%
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 9/1/37	2,205,820
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
	5.00%, 11/1/41	1,696,432

		3,902,252

	South Carolina—1.6%
2,000	Charleston Cnty. Spl. Source Rev.,
	5.00%, 12/1/32	2,259,860

		2,259,860

	Tennessee—2.0%
1,500	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/20, Ser. A	1,703,565
1,000	Tennessee Energy Acquisition Corp. Rev.,
	5.25%, 9/1/21, Ser. A	1,130,960

		2,834,525

	Texas—13.9%
1,000	Alliance Airport Auth. Inc. Rev.,
	4.85%, 4/1/21	1,041,660
1,000	Dallas Area Rapid Transit Rev.,
	5.25%, 12/1/48	1,088,220

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Principal Amount (000)	Description (a)	Value (Note 2)
$2,000	El Paso Wtr. & Swr. Rev. Ref. and Impvmt. Bonds,
	4.00%, 3/1/33, Ser. A	$2,041,780
1,000	Everman Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 2/15/36, PSF	1,106,470
500	Houston Arpt. Sys. Rev.,
	5.00%, 7/1/32, Ser. A	531,300
1,000	Houston Hotel Occupancy Tax & Spl. Rev.,
	5.25%, 9/1/29, Ser. A	1,092,020
1,410	Houston Util. Sys. Rev.,
	5.00%, 11/15/32, Ser. B, 1st Lien	1,603,579
1,060	Klein Indep. Sch. Dist. Gen. Oblig.,
	5.00%, 8/1/38, Ser. A, PSF	1,162,544
2,000	Lower Colorado River Auth. Rev.,
	5.00%, 5/15/31, AGM	2,007,220
1,900	McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
	6.625%, 6/1/35	2,039,156
1,200	North Texas Twy. Auth. Rev.,
	5.75%, 1/1/40, Ser. A, BHAC	1,359,324
1,975	Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
	5.50%, 2/1/33, PSF	2,194,660
1,000	Spring Branch Indep. Sch. Dist. Gen. Oblig.,
	5.25%, 2/1/38, PSF	1,101,060
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvmt. Bonds,
	4.00%, 8/1/37, Ser. A, AGM	949,630

		19,318,623

	Utah—1.6%
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/32, Ser. A, AGM	1,107,930
1,000	Utah Trans. Auth. Sales Tax Rev.,
	5.00%, 6/15/36, Ser. A, AGM	1,103,780

		2,211,710

	Vermont—1.6%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig.,
	5.00%, 10/1/38, Ser. A	2,155,060

	Virginia—2.8%
$2,000	Virginia College Bldg. Auth. Rev.,
	5.00%, 2/1/23, Ser. E-1	$2,418,740
1,500	Virginia St. Hsg. Dev. Auth. Rev.,
	4.55%, 1/1/24	1,511,850

		3,930,590

	Washington—0.4%
500	Energy Northwest Wind Proj. Rev.,
	4.75%, 7/1/21 Prerefunded 7/1/14@ $100 (b)	503,905

	West Virginia—1.1%
1,500	Monongalia Cnty. Bldg. Comm. Hospital Rev.,
	5.00%, 7/1/30, Ser. A	1,508,190

	Wisconsin—1.7%
2,000	Wisconsin St. Gen. Rev.,
	6.00%, 5/1/33, Ser. A	2,386,800

	Wyoming—2.8%
3,550	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
	5.75%, 10/1/20	3,963,859

	Total Long-Term Investments (Cost $187,486,802)	$200,414,247

	TOTAL INVESTMENTS—143.8%
	(Cost $187,486,802)	200,414,247
	Other assets less liabilities—2.8%	3,988,913
	Liquidation value of Variable Rate MuniFund Term Preferred Shares—(46.6%)	(65,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$139,403,160

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

(a)	The following abbreviations are used in portfolio descriptions to indicate an obligation of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation

AGM—Assured Guaranty Municipal Corp.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation

FGIC—Financial Guaranty Insurance Company

FHA—Federal Housing Authority

NRE—National Public Finance Guarantee Corporation

PSF—Texas Permanent School Fund

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.
(c)	On July 18, 2013, the City of Detroit filed a petition under Chapter 9 with the U.S. Bankruptcy Court.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2014.

Level 2
Municipal bonds	$200,414,247

There were no Level 1 or Level 3 priced securities held at April 30, 2014.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders

At April 30, 2014

State	%
California	19.7
Texas	13.9
Florida	12.6
Pennsylvania	10.2
Illinois	9.1
New York	9.1
Massachusetts	6.4
Georgia	6.1
Louisiana	5.1
Ohio	4.7
Arizona	4.3
New Jersey	4.1
Nebraska	3.4
Connecticut	3.2
Indiana	3.1
Nevada	3.1
Rhode Island	2.8
Virginia	2.8
Wyoming	2.8
Maine	2.0
Tennessee	2.0
Wisconsin	1.7
District of Columbia	1.6
Maryland	1.6
South Carolina	1.6
Utah	1.6
Vermont	1.6
Michigan	1.3
West Virginia	1.1
Colorado	0.8
Washington	0.4

143.8
Other assets in excess of liabilities	2.8
Liquidation value of remarketed preferred stock	(46.6)

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2014

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

At April 30, 2014

Rating *	%
AAA	6.8
AA	49.2
A	35.0
BBB	4.8
BB	1.0
B	1.2
NR	2.0

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available.

Portfolio Composition

(as a percentage of total investments)

At April 30, 2014

%
Transportation	18.9
Education	14.3
Water & Sewer	12.7
Pre-refunded	11.0
General Obligation	9.4
Misc. Revenue	8.4
Healthcare	6.6
Electric & Gas	6.5
Special Tax	6.1
Airports	2.8
Tobacco	1.8
Housing	1.0
Cash	0.5

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014

(Unaudited)

ASSETS:

Investments, at value (cost $187,486,802)	$200,414,247

Cash	1,721,228

Interest receivable	2,904,434

Deferred offering costs (Note 7)	370,787

Prepaid expenses	32,078

Total assets	205,442,774

LIABILITIES:

Payable for securities purchased	773,769

Investment advisory fee (Note 3)	83,466

Administrative fee (Note 3)	15,891

Accrued interest payable on Variable Rate MuniFund Term Preferred Shares (Note 8)	79,469

Accrued expenses	87,019

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share) (Note 7)	65,000,000

Total liabilities	66,039,614

NET ASSETS APPLICABLE TO COMMON STOCK	$139,403,160

CAPITAL:

Common stock ($0.01 par value per share; 600,000,000 shares authorized, 8,519,010 issued and outstanding)	$85,190

Additional paid-in capital	120,580,532

Undistributed net investment income	6,460,452

Accumulated net realized loss on investments	(650,459)

Net unrealized appreciation on investments	12,927,445

Net assets applicable to common stock	$139,403,160

NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.36

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2014

(Unaudited)

INVESTMENT INCOME:

Interest	$4,439,420

EXPENSES:

Investment advisory fees (Note 3)	495,703

Administrative fees (Note 3)	93,671

Interest (Note 7)	470,659

Directors’ fees	49,271

Professional fees	46,810

Amortization of offering costs (Note 7)	43,612

Custodian fees	36,200

Reports to shareholders	18,775

Transfer agent fees	15,385

Registration fees	11,787

Other expenses	24,289

Total expenses	1,306,162

Net investment income	3,133,258

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments	(33,307)

Net change in unrealized appreciation (depreciation) on investments	5,861,639

Net realized and unrealized gain	5,828,332

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$8,961,590

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2014 (Unaudited)	For the year ended October 31, 2013

OPERATIONS:

Net investment income	$3,133,258	$7,126,814

Net realized loss	(33,307)	(383,231)

Net change in unrealized appreciation (depreciation)	5,861,639	(13,557,168)

Distributions on remarketed preferred stock from net investment income	—	(59,347)

Net increase (decrease) in net assets applicable to common stock resulting from operations	8,961,590	(6,872,932)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(3,665,645)	(7,204,234)

Decrease in net assets from distributions to common stockholders (Note 5)	(3,665,645)	(7,204,234)

CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of -0- shares and 3,289 shares, respectively	—	57,770

Net increase in net assets derived from capital stock transactions	—	57,770

Total increase (decrease) in net assets	5,295,945	(14,019,396)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	134,107,215	148,126,611

End of period (including undistributed net investment income of of $6,460,452 and $6,949,227, respectively)	$139,403,160	$134,107,215

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2014

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,772,672

Expenses paid	(815,734)

Interest expense paid	(472,830)

Purchase of investment securities	(12,157,344)

Proceeds from sales and maturities of investment securities	6,292,594

Net cash used in operating activities		$(2,380,642)

Cash flows provided by (used in) financing activities:

Distributions paid	(3,665,645)

Payout for offering costs from issuance of VMTP Shares	(25,000)

Net cash used in financing activities		(3,690,645)

Net decrease in cash		(6,071,287)

Cash–beginning of period		7,792,515

Cash–end of period		$1,721,228

Reconciliation of net increase in net assets resulting from operations to net cash used in operating activities:

Net increase in net assets resulting from operations		$8,961,590

Purchase of investment securities	(12,157,344)

Proceeds from sales and maturities of investment securities	6,292,594

Amortization of premiums and discounts on debt securities	448,821

Amortization of offering costs	43,612

Net realized loss on investments	33,307

Net change in unrealized (appreciation) depreciation on investments	(5,861,639)

Increase in interest receivable	(115,569)

Decrease in accrued interest payable on Variable Rate MuniFund Term Preferred Shares	(2,171)

Decrease in accrued expenses	(23,843)

Total adjustments		(11,342,232)

Net cash used in operating activities		$(2,380,642)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2014 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2013	2012	2011	2010	2009
Net asset value, beginning of period	15.74	$17.39	$16.23	$16.47	$15.75	$13.96

Net investment income(1)	0.37	0.84	0.90	0.92	0.95	0.98
Net realized and unrealized gain (loss)	0.68	(1.64)	1.16	(0.25)	0.55	1.49
Distributions on remarketed preferred stock from net investment income	—	(0.01)	(0.01)	(0.01)	(0.02)	(0.04)
Distributions on remarketed preferred stock from net realized gains	—	—	— (2)	— (2)	—	—

Net increase (decrease) from investment operations applicable to common stock	1.05	(0.81)	2.05	0.66	1.48	2.43

Distributions on common stock:
Net investment income	(0.43)	(0.84)	(0.84)	(0.80)	(0.76)	(0.64)
Net realized gains	—	—	(0.05)	(0.10)	—	—

Total distributions	(0.43)	(0.84)	(0.89)	(0.90)	(0.76)	(0.64)

Net asset value, end of period	$16.36	$15.74	$17.39	$16.23	$16.47	$15.75

Per share market value, end of period	$15.20	$14.16	$17.99	$15.54	$16.06	$14.10

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.94%*	1.36%	1.21%	1.23%	1.25%	1.32%
Operating expenses, without leverage	1.16%*	1.14%	1.13%	1.14%	1.15%	1.18%
Net investment income	4.66%*	5.03%	5.35%	5.90%	5.91%	6.52%
SUPPLEMENTAL DATA:
Total return on market value(4)	10.55%	(16.98)%	22.08%	2.73%	18.57%	31.62%
Total return on net asset value(4)	6.78%	(4.75)%	12.95%	4.36%	9.64%	17.70%
Portfolio turnover rate	3%	15%	11%	6%	12%	26%
Asset coverage ratio on preferred stock, end of period	314%	306%	328%	312%	316%	306%
Net assets applicable to common stock, end of period (000’s omitted)	$139,403	$134,107	$148,127	$138,105	$140,100	$133,956

*	Annualized.
(1)	Based on average number of shares of common stock outstanding.
(2)	Amount per share is less than $0.01.
(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of distributions on remarketed preferred stock.

(4)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on November 29, 1991. The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: The Fund values its fixed income securities by using valuation data provided by an independent pricing service, market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, to the extent that amortized cost approximates market value, and are classified as Level 2.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2010 to 2013 are subject to review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

F. Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which amended ASU No. 2011-11, Disclosures about Off-

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

setting Assets and Liabilities, which required an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. ASU 2013-01 limits the scope of the new balance sheet disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the aver- age weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2014 were $49,271.

D. Affiliated Shareholder: At April 30, 2014, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 27,764 shares of the Fund which represent 0.33% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were $12,931,113 and $6,292,594, respectively.

Note 5. Distributions and Tax Information

At October 31, 2013, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$181,287,838	$10,211,261	($3,102,882)	$7,108,379

The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

2013
Distributions paid from:
Tax-exempt income	$7,320,131
Ordinary income	49,196
Long-term capital gains	—

Total distributions	$7,369,327

The tax character of the distributions paid in 2014 will be determined at the Fund’s fiscal year end, October 31, 2014.

At October 31, 2013, the Fund had a short-term capital loss carryover of $337,221 and long-term capital loss carry- overs of $279,931 not subject to expiration.

Note 6. Remarketed Preferred Stock

In 1992, the Fund issued 1,300 Remarketed Preferred (“RP”) shares with a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On September 20, 2013, the Fund redeemed all of its outstanding RP. The outstanding RP was redeemed at a redemption price of $50,000 per share plus accrued but unpaid dividends. The redemption was funded with proceeds received from the issuance of VMTP Shares.

Note 7. Variable Rate MuniFund Term Preferred Shares

On August 22, 2013, the Fund issued 650 VMTP Shares with a liquidation preference of $100,000 per share. Proceeds from the issuance of VMTP Shares were used to redeem all of the Fund’s outstanding RP shares. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on August 21, 2018, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption).

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the 5 year life of the VMTP Shares. Amortization of these costs is included under the caption “Amortization of offering costs” on the Statement of Operations and the unamortized balance is included under the caption “Deferred offering costs” on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The dividend rate for each weekly period is equal to the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index) plus a spread of 1.40% per annum (subject to adjustment in the event of a ratings downgrade of the VMTP Shares). The average liquidation value outstanding and the average annualized dividend rate of the VMTP Shares during the six months ended April 30, 2014, were $65,000,000 and 1.46%, respectively.

The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2014

(Unaudited)

For financial reporting purposes, the liquidation value of the VMTP Shares, which are considered debt of the Fund, is recorded as a liability under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are shown under the caption “Accrued interest” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest” on the Statement of Operations.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. How- ever, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact all subsequent events on the Fund through the date the financial statements were issued and has determined that, other than those described above, there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s net asset value (“NAV”) total return had outperformed the Barclays Municipal Bond Index for the most recent 3- and 5-year periods ended June 30, 2013, while noting that it had underperformed the benchmark for the most recent 1-year period, and further noted that the Fund’s NAV total return was generally comparable to the Lipper Leveraged Municipal Debt Fund Average for the most recent 1-, 3-, and 5-year periods ended June 30, 2013. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising the benchmarks include certain higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Inc. (“Lipper”), an independent provider of investment company data, to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was slightly above the median of its Lipper expense group; and (ii) the actual management fee rate was higher than the median of its Lipper expense group on the basis of total assets, but lower than the median of its Lipper expense group on the basis of assets attributable to common stock. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Lipper, was below the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee also considered that the Fund’s actual total expenses were lower than the median for its Lipper expense group on a total asset basis and on the basis of assets attributable to common stock.

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2015. On February 18, 2014, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2015.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addi- tion, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dtffund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on June 19, 2014. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year 2017 or until their successors are duly elected and qualified:
Geraldine M. McNamara	6,959,033	462,638
Christian H. Poindexter	6,925,814	495,857
Carl F. Pollard*	650	—

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran, Nathan I. Partain and David J. Vitale.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated May 8, 2014) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 27, 2014

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: June 27, 2014